MINNESOTA MUNICIPAL TERM TRUST

STATEMENT OF OPERATIONS
FOR THE PERIOD FROM JANUARY 1, 2002, TO APRIL 10, 2002*


INCOME:
Interest                                                                             $    282,752

EXPENSES (NOTE 4):
Investment management fee                                                                  40,061
Administrative fee                                                                         32,048
Custodian fees                                                                              2,403
Transfer agent fees                                                                        21,527
Reports to shareholders                                                                     2,582
Other expenses                                                                              5,804
                                                                                     ------------
          Total expenses                                                                  104,425
                                                                                     ------------
          Net investment income                                                           178,327
                                                                                     ------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain on investments (note 3)                                                 251,952
Net change in unrealized appreciation or depreciation of investments                     (237,698)
                                                                                     ------------
          Net gain on investments                                                          14,254
                                                                                     ------------
                  Net increase in net assets resulting from operations               $    192,581
                                                                                     ============

* The Fund terminated operations and distributed all net assets to shareholders on April 10, 2002.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

MINNESOTA MUNICIPAL TERM TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         PERIOD FROM
                                                                                          1/1/02 TO              YEAR ENDED
                                                                                           4/10/02*              12/31/2001
                                                                                      -----------------      ----------------
OPERATIONS:
Net investment income                                                                 $        178,327       $     3,454,153
Net realized gain on investments                                                               251,952             2,265,431
Net change in unrealized appreciation or depreciation of investments                          (237,698)           (2,454,241)
                                                                                      -----------------      ----------------
          Net increase in net assets resulting from operations                                 192,581             3,265,343
                                                                                      -----------------      ----------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
                  Common stock dividends                                                    (3,327,265)           (3,647,723)
                  Preferred stock dividends                                                          -              (394,295)
From net realized gains:
                  Common stock dividends                                                    (2,106,198)             (149,051)
                                                                                      -----------------      ----------------
          Total distributions                                                               (5,433,463)           (4,191,069)
                                                                                      -----------------      ----------------

CAPITAL SHARE TRANSACTIONS (NOTE 5):
Payments for redemption of preferred stock                                                           -           (28,800,000)
Payments for redemption of 5,732,710 shares of common stock
          in connection with termination of Fund operations                                (53,526,313)                    -
                                                                                      -----------------      ----------------
          Total decrease in net assets from capital share transactions                     (53,526,313)          (28,800,000)
                                                                                      -----------------      ----------------
          Total decrease in net assets                                                     (58,767,195)          (29,725,726)

Net assets at beginning of period                                                           58,767,195            88,492,921
                                                                                      -----------------      ----------------
Net assets at end of period                                                           $              -       $    58,767,195
                                                                                      =================      ================
Undistributed net investment income                                                   $              -       $     3,153,269
                                                                                      =================      ================

* The Fund terminated operations and distributed all net assets to shareholders on April 10, 2002.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION

               Minnesota Municipal Term Trust Inc. (MNA) (the "Fund") is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, closed-end management investment company. The Fund invested primarily in investment grade Minnesota municipal obligations, including municipal zero-coupon securities. Fund shares were listed on the New York Stock Exchange under the symbol MNA from the commencement of operations through April 1, 2002. The Fund terminated operations and distributed all its net assets on April 10, 2002 in accordance with the terms of its prospectus.

               The Fund concentrated its investments in Minnesota, and, therefore, may have had more credit risk related to the economic conditions of Minnesota than portfolios with a broader geographical diversification.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

               INVESTMENTS IN SECURITIES
               Portfolio securities for which market quotations were readily available were valued at current market value. If market quotations or valuations were not readily available, or if such quotations or valuations were believed to be inaccurate, unreliable, or not reflective of market value, portfolio securities were valued according to procedures adopted by the Funds' board of directors in good faith at "fair value," that is, a price that the Fund might reasonably have expected to receive for the security or other asset upon its current sale.

               The current market value of certain fixed-income securities was provided by an independent pricing service. The pricing service employed methodologies that utilized actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally considered such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Fixed-income securities for which prices were not available from an independent pricing service but where an active market existed were valued using market quotations obtained from one or more dealers that made markets in the securities or from a widely used quotation system. Short-term securities with maturities of 60 days or less were valued at amortized cost, which approximated market value.

               Pricing services valued domestic and foreign equity securities (and occasionally fixed-income securities) traded on a securities exchange or Nasdaq at the last reported sale price, up to the time of valuation. If there were no reported sales of a security on the valuation date, it was valued at the mean between the published bid and asked prices reported by the exchange or Nasdaq. If there were no sales and no published bid and asked quotations for a security on the valuation date or the security was not traded on an exchange or Nasdaq, the pricing service may have obtained market quotations directly from broker-dealers.

               Securities transactions were accounted for on the date securities were purchased or sold. Realized gains and losses were calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, was recorded on an accrual basis.

               INVERSE FLOATERS
               As part of their investment strategy, the Fund could invest in certain securities for which the potential income return was inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters would decrease when short-term interest rates increased and increase when short-term interest rates decreased. Investments in inverse floaters would be characterized as derivative securities and would subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities would generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invested in inverse floaters, the net asset value of the Fund's shares may have been more volatile than if the Fund did not invest in such securities. As of April 10, 2002, the Fund had no investments in inverse floaters.

               SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
               Delivery and payment for securities that have been purchased by the Fund on a when-issued or forward-commitment basis could take place a month or more after the transaction date. During this period, such securities did not earn interest, were subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund segregated, with its custodian, assets with a market value equal to the amount of their purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the Fund's net asset values if the Fund makes such purchases while remaining substantially fully invested. As of April 10, 2002, the Fund had no outstanding when-issued or forward-commitments.

               FEDERAL TAXES
               The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and was not subject to federal income tax. Therefore, no income tax provision was required. The Fund also distributed its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

               Net investment income and net realized gains and losses differed for financial statement and tax purposes primarily because of market discount amortization and losses deferred due to "wash sale" transactions. The character of distributions made during the period from net investment income or net realized gains may have differed from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may have differed from the year that the income or realized gains or losses were recorded by the Fund.

               There were no material differences between the book and tax basis of distributable earnings at April, 10, 2002, and no material differences between the book and tax basis of dividends paid during the year ended December 31, 2001, and the period from January 1, 2002 to April 10, 2002.

               DISTRIBUTIONS TO SHAREHOLDERS
               Distributions from net investment income were made monthly for common shareholders and weekly for preferred shareholders. Common stock distributions were recorded as of the close of business on the ex-dividend date and preferred stock dividends were accrued daily. Net realized gains distributions, if any, were made at least annually. Distributions were payable in cash or, for common shareholders pursuant to the Fund's dividend reinvestment plan, reinvested in additional shares of the Fund's common stock. Under the plan, common shares were purchased in the open market.

               REPURCHASE AGREEMENTS AND OTHER SHORT-TERM SECURITIES
               For repurchase agreements entered into with certain broker-dealers, the Fund, along with other affiliated registered investment companies, could transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which was invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements were held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensured that the daily market value of the collateral was in excess of the repurchase amount, including accrued interest, to protect the Fund in the event of a default. In addition to repurchase agreements, the Fund could have invested in money market funds advised by the Fund's advisor.

               STATEMENTS OF ASSETS AND LIABILITIES
               No Fund assets or liabilites remained after the Fund's net assets on April 10, 2002. Accordingly, a Statement of Assets and Liabilites has not been presented as of that date.

               USE OF ESTIMATES
               The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) INVESTMENT SECURITY TRANSACTIONS
               Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the period ended April 10, 2002, were $0 and $17,819,665, respectively.

(4) EXPENSES
               INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES Pursuant to an investment advisory agreement (the "Agreement"), U.S. Bancorp Asset Management, Inc. (the "Advisor"), a subsidiary of U.S. Bank National Association and successor to First American Asset Management, managed the Fund's assets and furnished related office facilities, equipment, research, and personnel. The Fund's agreement provided the Advisor with a monthly investment management fee in an amount equal to an annualized percentage of 0.25% of the Fund's average weekly net assets (computed by subtracting liabilities, which excluded preferred stock, from the value of the total assets of the Fund). For its fee, the Advisor provided investment advice and, in general, conducted the management and investment activity of the Fund.

               Pursuant to an administration agreement, U.S. Bank provided administrative services, including certain legal and shareholder services to the Fund. The Fund's administration agreement provided the administrator with a monthly fee in an amount equal to an annualized percentage of 0.20% of the Fund's average weekly net assets (computed by subtracting liabilities, which excluded preferred stock, from the value of the total assets of the Fund). For its fee, the administrator provided regulatory reporting and record-keeping services for the Fund.

               OTHER FEES AND EXPENSES
               In addition to the investment management, and administrative fees, the Fund was responsible for paying most other operating expenses including: outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal and auditing services, insurance, interest, taxes, and other miscellaneous expenses.

               During the period ended April 10, 2002, the Fund paid $2,403 to U.S. Bank for custody services.

(5) CAPITAL SHARE TRANSACTIONS
               In preparation for its termination and liquidation, the Fund redeemed all outstanding shares of its remarketed preferred stock at a redemption price of $25,000 per share plus accumulated, but unpaid, dividends through the redemption date. The Fund redeemed the following shares of preferred stock:

               DATE                        SHARES                                           COST
               ----                        ------                                      --------------
               4/11/01                       480                                       $ 12,000,000
               6/13/01                       240                                          6,000,000
               8/8/01                        360                                          9,000,000
               9/5/01                         72                                          1,800,000
                                              --                                       ------------
                                             720                                       $ 28,800,000
                                           -----                                       ------------

               The final distribution to common shareholders, which was paid on April 10, 2002, was $58,376,186, or $10.1830 per share, which consisted of the following:

              DISTRIBUTION FROM:                                           AMOUNT       PER SHARE
              ------------------                                       -------------   -----------
              Principal                                                 $53,526,313     $ 9.3370
              Tax-exempt income                                           2,731,636       0.4765
              Taxable ordinary income                                        12,039       0.0021
              Long-term capital gains                                     2,106,198       0.3674
                                                                       ------------    ---------
                                                                        $58,376,186     $10.1830
                                                                       ============    =========

(6) CAPITAL LOSS CARRYOVER
               For federal income tax purposes, the Fund had no capital loss carryovers at April 10, 2002.

(7) FINANCIAL HIGHLIGHTS

PER-SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD AND SELECTED INFORMATION FOR EACH PERIOD ARE AS FOLLOWS:

                                                                   PERIOD FROM                 YEAR ENDED DECEMBER 31,
                                                                     1/1/02 TO  ----------------------------------------------------
                                                                   4/10/02 (h)     2001       2000       1999     1998 (g)    1997
                                                                   -----------  ---------  ---------  ---------  ---------  --------
PER-SHARE DATA
Net asset value, common stock, beginning of period                 $  10.25     $  10.41   $  10.38   $  11.12   $  11.28   $ 11.15
Operations:
      Net investment income                                            0.04         0.60       0.80       0.78       0.86      0.88
      Net realized and unrealized gains (losses) on investments           -        (0.02)      0.05      (0.64)     (0.08)     0.07
                                                                    --------     --------   --------   --------   --------   -------
          Total from operations                                        0.04         0.58       0.85       0.14       0.78      0.95
                                                                    --------     --------   --------   --------   --------   -------
Distributions to shareholders:
      From net investment income
          Paid to common shareholders                                 (0.58)       (0.64)     (0.61)     (0.72)     (0.66)    (0.61)
          Paid to preferred shareholders                                  -        (0.07)     (0.21)     (0.16)     (0.15)    (0.16)
      From net realized gains
          Paid to common shareholders                                 (0.37)       (0.03)         -          -      (0.10)    (0.04)
          Paid to preferred shareholders                                               -          -          -      (0.03)    (0.01)
      From payments of principal                                      (9.34)(h)        -          -          -          -         -
                                                                    --------     --------   --------   --------   --------   -------
      Total distributions to shareholders                            (10.29)       (0.74)     (0.82)     (0.88)     (0.94)    (0.82)
                                                                    --------     --------   --------   --------   --------   -------
Net asset value, common stock, end of period                       $      -     $  10.25   $  10.41   $  10.38   $  11.12   $ 11.28
                                                                    ========     ========   ========   ========   ========   =======
Per-share market value, common stock, end of period                $      -     $  10.21   $  10.00   $   9.81   $  11.44   $ 11.13
                                                                    ========     ========   ========   ========   ========   =======


SELECTED INFORMATION

Total return, common stock, net asset value (a)                        0.37%         4.9%      6.36%     (0.16)%     5.47%     7.15%
Total return, common stock, market value (b)                           1.05%        8.78%      8.25%     (8.15)%    10.04%    12.48%
Net assets at end of period (in millions)                          $      -     $     59   $     89   $     88   $     93   $    93
Ratio of expenses to average weekly net assets applicable
      to common stock (e)                                              0.65%(I)     0.91%      1.03%      1.03%      0.96%     0.97%
Ratio of net investment income to average weekly net assets
      applicable to common stock (c) (f)                               1.11%(I)     5.12%      5.73%      5.79%      6.25%     6.37%
Portfolio turnover rate (excluding short-term securities)                 -            9%        20%        19%        11%        8%
Remarketed preferred stock outstanding end of period (in millions) $      -     $      -   $     29   $     29   $     29   $    29
Asset coverage per share (in thousands) (d)                        $      -     $      -   $     77   $     77   $     80   $    81
Liquidation preference and market value per share (in thousands)   $      -     $      -   $     25   $     25   $     25   $    25

(a) Assumes reinvestment of distributions at net asset value and does not reflect a sales charge.

(b) Assumes reinvestment of distributions at actual prices pursuant to the Fund's dividend reinvestment plan.

(c) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common stock.

(d)  Represents total net assets divided by preferred stock outstanding.

(e) Ratio of expenses to total average weekly net assets is 0.65%, 0.75%, 0.70%, 0.70%, 0.66% and 0.67% for the period ended April 10, 2002, and the fiscal years 2001, 2000, 1999, 1998, and 1997, respectively. Dividends paid to preferred shareholders are not considered an expense.

(f) Ratio of net investment income to total average weekly net assets is 1.07%, 4.77%, 5.21%, 4.94%, 5.26%, and 5.41% for the period ended April 10, 2002, and fiscal years 2001, 2000, 1999, 1998, and 1997, respectively.

(g) Effective August 10, 1998, the Advisor changed from Piper Capital Management to U.S. Bancorp Asset Management, Inc.

(h) On April, 10, 2002, the Fund terminated operations and distributed all of its net assets to its shareholders. Shares of the Fund ceased to trade on the New York Stock Exchange on April 1, 2002.

(I)  Annualized.

THE BOARD OF DIRECTORS AND SHAREHOLDERS
MINNESOTA MUNICIPAL TERM TRUST INC.


     We have audited the accompanying statement of operations of Minnesota Municipal Term Trust Inc. for the period from January 1, 2002 to April 10, 2002 (date operations terminated), and the statements of changes in net assets for the period from January 1, 2002 to April 10, 2002 and for the year ended December 31, 2001 and the financial highlights for the period from January 1, 2002 to April 10, 2002 and for each of the three years in the period ended December 31, 2001. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1998, were audited by other auditors whose report dated February 12, 1999, expressed an unqualified opinion.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the results of operations of Minnesota Municipal Term Trust Inc. for the period from January 1, 2002 to April 10, 2002, and changes in its net assets for the period from January 1, 2002 to April 10, 2002 and for the year ended December 31, 2001 and the financial highlights for the period from January 1, 2002 to April 10, 2002 and for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young


Minneapolis, Minnesota
June 4, 2002